Exhibit 99.1

October 23, 2008

JANUS ANNOUNCES THIRD QUARTER 2008 RESULTS

Third quarter earnings from continuing operations of $0.16 per diluted share,

including an investment impairment charge of $0.08 per share

Long-term net outflows of $1.1 billion for the quarter

65% or more of Janus’ mutual funds outperformed their

Lipper peer group medians for 1, 3 and 5 years (1)

Taking action to align cost structure with lower assets under management

DENVER – Janus Capital Group Inc. (NYSE: JNS) today reported third quarter net income from continuing operations of $26.0 million, or $0.16 per diluted share, compared with net income from continuing operations of $65.6 million, or $0.40 per diluted share, in the second quarter 2008 and $50.8 million, or $0.29 per diluted share, in the third quarter 2007.

Third quarter 2008 results include an impairment charge of $0.08 per share related to the Stanfield Victoria Funding LLC securities and second quarter 2008 results include a tax benefit of $0.06 per share from a legislative change in state taxes.  Also included in the third quarter 2008 is a mark-to-market loss on seed capital investments of $0.04 per share compared with a gain of $0.01 per share in the second quarter 2008.  The company’s operating margin from continuing operations for the third quarter 2008 was 33.9% compared with 34.5% for the second quarter 2008 and 33.7% for the third quarter 2007.

Flows and Assets Under Management

Average assets under management during the third quarter decreased 8.7% to $182.7 billion compared with $200.1 billion during the second quarter 2008.  At September 30, 2008, the

(1) Strong relative performance is not indicative of positive fund returns.  Year-to-date absolute performance for most funds is negative.  Funds included in the analysis are Janus Retail (JIF), Janus Adviser Series Class S Shares (JAD) and Janus Aspen Series Institutional Shares (JAS).  The number of funds in each trust is 26, 22 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 11 and 12.

company’s total assets under management were $160.5 billion compared with $191.8 billion at June 30, 2008.

The decrease in firmwide assets during the third quarter reflects $26.2 billion of net market depreciation / fund performance, long-term net outflows of $1.1 billion, and money market net outflows of $4.0 billion.

Excluding INTECH, Janus had long-term net outflows during the third quarter this year of $1.3 billion compared with long-term net inflows of $4.8 billion in the previous quarter.  INTECH had long-term net inflows of $0.2 billion during both the third and second quarters 2008.

Investment Management

Despite near-term underperformance, Janus’ relative long-term investment performance remained strong with approximately 65%, 75% and 83% of Janus’ mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of September 30, 2008.(2)  In addition, 75% of Janus mutual funds have a 4- or 5-star Overall Morningstar RatingTM at September 30, 2008.(3)

INTECH’s long-term performance remained strong with 83%, 56%, 100% and 100% of strategies outperforming their respective benchmarks over the one-, three-, five- and 10-year periods, as of September 30, 2008.

“I’m pleased that our long-term relative performance has remained strong during these turbulent times,” CEO Gary Black said.  “I’m also confident that our investments in research and risk management — and our expanded product lineup and distribution — will help position Janus for future success.

“In light of the challenging environment, Janus is focused on aligning our expenses with our revenues,” Black said.  “While we’re cutting overall compensation, reducing headcount and scaling back spending, we’re also moving forward with our strategic plan.”

(2) Strong relative performance is not indicative of positive fund returns.  Year-to-date absolute performance for most funds is negative.  Funds included in the analysis are JIF, JAD and JAS.  The number of funds in each trust is 26, 22 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 11 and 12.

(3) Funds included in the Morningstar analysis were JIF, JAD and JAS with at least a three-year history.  Morningstar rankings are based on risk-adjusted returns.  Complete Morningstar ratings are on pages 13-15.

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30,	June 30,	September 30,
	2008*	2008*	2007

Continuing Operations (Investment Management)
Average Assets (in billions)	$182.7	$200.1	$193.5
Ending AUM (in billions)	$160.5	$191.8	$208.0
Revenues	$275.4	$304.2	$284.6
Operating Expenses	$182.1	$199.1	$188.8
Operating Income	$93.3	$105.1	$95.8
Operating Margin	33.9%	34.5%	33.7%

Net Income	$26.0	$65.6	$50.8

Diluted Earnings per Share	$0.16	$0.40	$0.29

Shares Repurchased (in millions)	3.0	2.6	6.5
Cost of Shares Repurchased	$71.9	$75.0	$183.5
Average Price	$24.33	$28.93	$28.32
Total shares outstanding end of period (in millions)	157.9	160.6	170.3

*                Net income and diluted earnings per share for third quarter 2008 include an impairment charge of $21.0 million, or $0.08 per share, related to the Stanfield Victoria Funding LLC securities.  Net income and diluted earnings per share for second quarter 2008 include a one-time state income tax benefit of approximately $10.8 million, or $0.06 per share.

Continuing Operations

Third quarter 2008 revenues of $275.4 million decreased 9.5% from the previous quarter due to lower average assets under management driven primarily by declining markets.  Operating expenses decreased $17.0 million, or 8.5%, from the previous quarter as a result of lower incentive compensation, asset-based distribution costs and administrative expenses.

Operating margin for the third quarter 2008 remained comparable with the second quarter 2008 and third quarter 2007.  However, global markets have declined 20% to 30% through September 30, 2008 and approximately 20% more in October.  The continuing deterioration in market conditions and Janus’ average assets under management will place pressure on its operating margin and results in the fourth quarter 2008 and into 2009.  To align the company’s cost structure with the current level of assets under management and revenues, Janus anticipates reducing 2009 fixed and discretionary costs by approximately $40 million to $45 million.  The cost savings are expected to be achieved by reducing the workforce approximately 9%, yielding $15 million of annualized savings, and cutting general and administrative expenses by approximately $25 million to $30 million.  In connection with the workforce reduction, Janus will incur an estimated severance charge of approximately $7 million in the fourth quarter 2008.  In addition, variable compensation and distribution expenses are expected to fluctuate with assets under management and revenues.  Janus does not believe that these cost-reduction measures will impede its ability to achieve the company’s long-term strategic objectives, including operating margins of approximately 30%.

Non-operating items for the third quarter 2008 include a $21.0 million impairment charge ($13.0 million net of tax, or $0.08 per share) associated with structured investment vehicle securities issued by Stanfield Victoria Funding LLC (“Stanfield”). The impairment charge reflects the impact of the deterioration in market conditions on the value of the securities underlying Stanfield and the establishment of a reserve by the portfolio custodian for litigation and operating expenses.  Second quarter 2008 included a one-time $10.8 million, or $0.06 per share, income tax benefit as a result of a legislative change in Colorado state taxes.  Also included in non-operating items in third quarter 2008 is a mark-to-market loss of $11.3 million on Janus’ seed capital investments compared with a $3.0 million mark-to-market gain in the second quarter 2008.

Capital and Liquidity

At September 30, 2008, Janus had stockholders’ equity of $1.6 billion, cash and investments of $466 million and $1.1 billion of outstanding debt.  As part of its capital and liquidity management, Janus reduced its outstanding shares by 1.7% during the third quarter by repurchasing 3.0 million shares of its common stock at an average price of $24.33 per share and a total cost of $72 million.  Given the current market conditions, Janus is suspending stock buybacks to preserve liquidity.

Third Quarter 2008 Earnings Call Information

Janus will discuss its results during a conference call on Thursday, October 23 at 10 a.m. Eastern Daylight Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (“Janus”) is a recognized leader of growth and risk-managed investment strategies.  Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of September 2008, Janus managed $160.5 billion in assets for more than four million shareholders, clients and institutions around the globe.  Outside the U.S., Janus has offices in London, Tokyo, Hong Kong and Singapore.  Janus Capital Group consists of Janus Capital Management LLC and Enhanced Investment Technologies, LLC (INTECH).  In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (10/08).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007 and the company’s Quarterly Report on Form 10-Q for period ended September 30, 2008, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30,	June 30,	September 30,
	2008	2008	2007
Investment Management Revenues:
Investment management fees	$218.9	$239.8	$228.5
Performance fees	8.8	11.6	5.1
Shareowner servicing fees and other	47.7	52.8	51.0
Total	275.4	304.2	284.6

Investment Management Operating Expenses:
Employee compensation and benefits	81.2	91.6	91.1
Long-term incentive compensation	10.7	12.5	13.8
Marketing and advertising	8.0	8.7	6.5
Distribution	36.5	38.2	35.4
Depreciation and amortization	10.1	10.7	8.9
General, administrative and occupancy	35.6	37.4	33.1
Total	182.1	199.1	188.8

Investment Management Operating Income	93.3	105.1	95.8

Interest expense	(18.9)	(18.8)	(18.9)
Investment gains (losses), net	(32.3)	3.0	0.5
Other income, net	1.4	1.0	8.4
Income tax provision	(17.2)	(23.8)	(32.0)
Equity in earnings of unconsolidated affiliate	2.5	2.3	1.9
Minority interest in consolidated earnings	(2.8)	(3.2)	(4.9)

Income from Continuing Operations	26.0	65.6	50.8

Income (loss) from Discontinued Operations	(0.6)	0.7	(38.6)

Net income	$25.4	$66.3	$12.2

Diluted weighted average shares outstanding (in millions)	159.6	162.4	173.9

Diluted earnings per share:
Continuing operations	$0.16	$0.40	$0.29
Discontinued operations	—	—	(0.22)
Diluted earnings per share	$0.16	$0.41	$0.07

Average Assets Under Management (in billions)	$182.7	$200.1	$193.5

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	September 30,	December 31,
	2008	2007
Assets
Cash and cash equivalents	$297.6	$480.7
Marketable securities	168.7	210.7
Other assets	337.6	344.9
Property and equipment, net	49.5	46.5
Intangibles and goodwill, net	2,508.8	2,451.5
Assets related to discontinued operations	5.9	29.8
Total Assets	$3,368.1	$3,564.1

Liabilities and Stockholders’ Equity
Debt	$1,127.9	$1,127.7
Other liabilities	230.2	297.8
Deferred income taxes	402.3	404.3
Liabilities related to discontinued operations	3.5	10.8
Stockholders’ equity	1,604.2	1,723.5
Total Liabilities and Stockholders’ Equity	$3,368.1	$3,564.1

UNAUDITED CONDENSED CASH FLOW INFORMATION

CONTINUING OPERATIONS

(dollars in millions)

	Three Months Ended
	September 30,	June 30,	September 30,
	2008	2008	2007
Cash provided by (used in):
Operating activities	$87.4	$78.8	$92.9
Investing activities	3.3	6.9	(2.3)
Financing activities	(68.8)	(80.3)	(176.8)
Net change during period	$21.9	$5.4	$(86.2)

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	September 30, 2008	June 30, 2008	September 30, 2007
Growth/Blend
Beginning of period assets	$81.8	$76.8	$71.6
Sales	5.5	8.9	6.0
Redemptions	6.0	4.7	3.6
Net sales (redemptions)	(0.5)	4.2	2.4
Market appreciation (depreciation)	(15.0)	0.9	5.1
End of period assets	$66.2	$81.8	$79.1

Global/International
Beginning of period assets	$21.0	$22.1	$22.1
Sales	0.8	1.0	1.9
Redemptions	1.8	0.9	1.3
Net sales (redemptions)	(1.0)	0.1	0.6
Market appreciation (depreciation)	(4.3)	(1.2)	1.8
End of period assets	$15.7	$21.0	$24.4

Mathematical/Quantitative
Beginning of period assets	$61.3	$61.2	$70.1
Sales	6.2	2.5	2.0
Redemptions	6.0	2.3	4.2
Net sales (redemptions)	0.2	0.2	(2.2)
Market appreciation (depreciation)	(6.0)	—	1.8
End of period assets	$55.6	$61.3	$69.6

Fixed Income
Beginning of period assets	$3.7	$3.8	$5.2
Sales	0.3	0.2	0.3
Redemptions	0.4	0.5	0.4
Net sales (redemptions)	(0.1)	(0.2)	(0.1)
Market appreciation (depreciation)	(0.1)	—	0.1
End of period assets	$3.4	$3.7	$5.2

Alternatives
Beginning of period assets	$1.2	$1.4	$0.4
Sales	—	0.1	0.2
Redemptions	0.3	0.2	—
Net sales (redemptions)	(0.3)	—	0.2
Market appreciation (depreciation)	(0.2)	(0.1)	—
End of period assets	$0.8	$1.2	$0.6

Value
Beginning of period assets	$10.9	$10.1	$10.8
Sales	1.9	1.5	0.8
Redemptions	1.3	0.6	1.0
Net sales (redemptions)	0.6	0.9	(0.2)
Market appreciation (depreciation)	(0.6)	—	(0.1)
End of period assets	$10.9	$10.9	$10.6

Money Market
Beginning of period assets	$11.8	$12.2	$10.4
Sales	28.1	23.0	38.9
Redemptions	32.1	23.4	30.8
Net sales (redemptions)	(4.0)	(0.4)	8.1
Market appreciation (depreciation)	—	—	—
End of period assets	$7.9	$11.8	$18.5

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	September 30, 2008	June 30, 2008	September 30, 2007
Total
Beginning of period assets	$191.8	$187.6	$190.6
Sales	42.8	37.2	50.1
Redemptions	47.9	32.6	41.3
Net sales (redemptions)	(5.1)	4.6	8.8
Market appreciation (depreciation)	(26.2)	(0.4)	8.6
End of period assets	$160.5	$191.8	$208.0

Total Excluding Money Markets
Beginning of period assets	$179.9	$175.4	$180.2
Sales	14.7	14.2	11.2
Redemptions	15.8	9.2	10.5
Net sales (redemptions)	(1.1)	5.0	0.7
Market appreciation (depreciation)	(26.2)	(0.4)	8.6
End of period assets	$152.7	$179.9	$189.5

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$118.6	$114.2	$110.1
Sales	8.5	11.7	9.2
Redemptions	9.8	6.9	6.3
Net sales (redemptions)	(1.3)	4.8	2.9
Market appreciation (depreciation)	(20.2)	(0.4)	6.8
End of period assets	$96.9	$118.6	$119.9

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based on Total Returns as of 9/30/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Janus Twenty Fund (1)	Jan-08	Large-Cap Growth Funds	15	112 / 769	1	1 / 652	1	1 / 538	11	28 / 255		‡
Janus Fund	Oct-07	Large-Cap Growth Funds	57	436 / 769	29	184 / 652	34	181 / 538	46	117 / 255		‡
Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	44	220 / 509	2	6 / 382	1	1 / 325	—	—		‡
Janus Research Fund	Jan-06	Large-Cap Growth Funds	66	504 / 769	14	87 / 652	7	36 / 538	9	21 / 255	15		98 / 673
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	12	70 / 611	5	23 / 525	3	12 / 421	50	96 / 192		‡
Janus Venture Fund (1)	Jan-01	Small-Cap Growth Funds	93	555 / 597	48	233 / 494	34	133 / 399	50	97 / 195	33		97 / 297
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	40	236 / 597	5	22 / 494	—	—	—	—	3		15 / 526
Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	85	691 / 815	4	25 / 638	1	1 / 465	—	—	10		24 / 247
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	95	801 / 850	94	669 / 716	55	329 / 600	24	81 / 339		‡
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	7	32 / 498	3	9 / 362	7	16 / 244	5	7 / 139	2		6 / 351
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	81	684 / 850	63	449 / 716	10	56 / 600	8	26 / 339		‡
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	19	148 / 815	54	340 / 638	17	78 / 465	—	—	28		120 / 441
Global/International Funds
Janus Overseas Fund (1)	Jun-03	International Funds	85	969 / 1150	1	5 / 829	1	4 / 684	6	19 / 340	1		4 / 664
Janus Worldwide Fund	Jun-04	Global Funds	85	387 / 458	77	270 / 352	98	270 / 277	88	115 / 131	89		262 / 296
Janus Global Life Sciences Fund	Apr-07	Global Healthcare/Biotechnology Funds	20	12 / 60	35	19 / 54	8	4 / 49	—	—	12		7 / 60
Janus Global Technology Fund	Jan-06	Global Science & Technology Funds	2	1 / 95	17	15 / 90	27	21 / 78	—	—	17		15 / 90
Janus Global Research Fund	Feb-05	Global Funds	48	219 / 458	8	25 / 352	—	—	—	—	3		8 / 321
Janus Global Opportunities Fund	Jun-01	Global Funds	59	268 / 458	63	222 / 352	77	213 / 277	—	—	19		38 / 205
Value Funds
Janus Mid Cap Value Fund - Inv(2)	Aug-98	Mid-Cap Value Funds	3	8 / 359	2	5 / 275	8	16 / 209	3	2 / 73	3		2 / 68
Janus Small Cap Value Fund - Inv.(1),(2)	Feb-97	Small-Cap Core Funds	2	8 / 796	8	50 / 633	18	87 / 493	14	28 / 204	9		10 / 122
Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	5	27 / 565	5	22 / 462	11	40 / 395	22	43 / 198	10		50 / 537
Janus High-Yield Fund	Dec-03	High Current Yield Funds	27	122 / 466	22	83 / 390	39	130 / 338	19	34 / 185	31		104 / 343
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	7	18 / 261	7	14 / 211	8	14 / 174	13	11 / 84	11		27 / 259
Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	72	477 / 663	—	—	—	—	—	—	7		36 / 559
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	49	244 / 498	—	—	—	—	—	—	9		31 / 384
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	46	204 / 446	—	—	—	—	—	—	4		13 / 341

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings are not indicative of positive fund performance.  Year-to-date absolute performance for most funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)           Closed to new investors.

(2)           Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series (“JAD”) Class S Shares

			Lipper Rankings Based on Total Returns as of 9/30/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Fund	Jan-08	Large-Cap Growth Funds	23	172 / 769	1	3 / 652	1	2 / 538	1	1 / 255		‡
Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	10	58 / 611	5	26 / 525	4	13 / 421	52	99 / 192		‡
Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	56	429 / 769	38	245 / 652	45	238 / 538	41	103 / 255		‡
INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	35	175 / 509	70	267 / 382	71	231 / 325	—	—	77		234 / 306
Orion Fund	Dec-07	Mid-Cap Growth Funds	43	258 / 611	3	12 / 525	—	—	—	—		‡
Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	46	273 / 597	6	25 / 494	—	—	—	—	5		22 / 526
Core Funds
Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	7	30 / 498	4	12 / 362	9	20 / 244	3	4 / 139	3		9 / 351
Growth and Income Fund	Nov-07	Large-Cap Core Funds	97	819 / 850	97	692 / 716	73	437 / 600	14	45 / 339		‡
Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	79	667 / 850	63	446 / 716	11	64 / 600	8	24 / 339		‡
Small Company Value Fund	Mar-02	Small-Cap Core Funds	59	465 / 796	36	226 / 633	50	244 / 493	—	—	24		99 / 414
INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	20	159 / 815	57	360 / 638	19	86 / 465	—	—	25		107 / 432
Contrarian Fund	Aug-05	Multi-Cap Core Funds	85	687 / 815	12	75 / 638	—	—	—	—	3		15 / 629
Global/International/ Funds
International Growth Fund (1)	Jun-03	International Funds	56	636 / 1150	1	2 / 829	1	3 / 684	6	18 / 340	1		3 / 664
Worldwide Fund	Jun-04	Global Funds	85	389 / 458	83	292 / 352	99	273 / 277	85	111 / 131	91		269 / 296
International Equity Fund	Nov-06	International Funds	13	147 / 1150	—	—	—	—	—	—	8		71 / 1010
INTECH Risk-Managed International Fund	May-07	International Funds	38	429 / 1150	—	—	—	—	—	—	36		392 / 1105
Value Funds
Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	3	8 / 359	1	2 / 275	9	17 / 209	—	—	13		26 / 202
INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	29	117 / 416	—	—	—	—	—	—	35		116 / 334
Alternative Funds
Long/Short Fund (1)	Aug-06	Long/Short Equity Funds	39	31 / 79	—	—	—	—	—	—	30		15 / 50
Income Funds
Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	5	25 / 565	8	34 / 462	16	61 / 395	21	41 / 198	9		44 / 537
Floating Rate High Income Fund	May-07	Loan Participation Funds	29	22 / 75	—	—	—	—	—	—	31		22 / 70
High-Yield Fund	Aug-05	High Current Yield	24	110 / 466	26	100 / 390	—	—	—	—	31		119 / 390

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

(1)	Closed to new investors.
‡	In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series (“JAS”) Institutional Shares

			Lipper Rankings Based on Total Returns as of 9/30/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Portfolio	Jan-08	VA Large-Cap Growth	24	49 / 207	1	1 / 192	1	1 / 177	2	1 / 61		‡
Large Cap Growth Portfolio	Oct-07	VA Large-Cap Growth	42	86 / 207	20	38 / 192	40	70 / 177	54	33 / 61		‡
Mid Cap Growth Portfolio	Oct-07	VA Mid-Cap Growth	11	15 / 147	3	3 / 135	5	6 / 121	40	16 / 40		‡
Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc Mod.	8	11 / 154	2	2 / 110	7	5 / 78	7	3 / 48	1		1 / 100
Growth and Income Portfolio	Nov-07	VA Large-Cap Core	95	199 / 209	95	176 / 186	64	108 / 170	9	7 / 84		‡
Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	80	166 / 209	74	137 / 186	13	22 / 170	5	4 / 84		‡
Global/International Funds
Worldwide Growth Portfolio	Jun-04	VA Global	86	93 / 108	80	65 / 81	96	70 / 72	84	31 / 36	90		70 / 77
International Growth Portfolio (1)	Jun-03	VA International	87	217 / 249	1	1 / 217	1	1 / 196	6	5 / 96	1		1 / 194
Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	25	9 / 35	21	7 / 33	7	2 / 28	—	—	4		1 / 32
Global Technology Portfolio	Jan-06	VA Science & Technology	11	6 / 57	15	8 / 53	24	12 / 50	—	—	19		10 / 53
Value Funds
Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	2	1 / 73	2	1 / 66	2	1 / 54	—	—	2		1 / 53
Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	10	6 / 64	13	7 / 57	15	8 / 53	8	2 / 24	19		12 / 64

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings are not indicative of positive fund performance.  Year-to-date absolute performance for most funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

(1)	Closed to new investors.
‡	In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	***	1489	***	1489	***	1222	***	590
Janus Enterprise Fund	Mid-Cap Growth Funds	****	835	*****	835	*****	687	**	334
Janus Growth and Income Fund	Large Growth Funds	***	1489	**	1489	***	1222	****	590
Janus Research Fund	Large Growth Funds	****	1489	****	1489	****	1222	***	590
Janus Twenty Fund (1)	Large Growth Funds	****	1489	*****	1489	*****	1222	***	590
Janus Venture Fund (1)	Small Growth Funds	***	695	***	695	***	571	**	280
Janus Overseas Fund (1)	Foreign Large Growth Funds	*****	181	*****	181	*****	153	****	70
Janus Balanced Fund	Moderate Allocation Funds	*****	944	*****	944	*****	723	****	427
Janus Fundamental Equity Fund	Large Blend Funds	****	1719	**	1719	****	1353	****	667
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	*****	328	*****	328	*****	224	*****	78
Janus Small Cap Value Fund - Investor Shares (1),(2)	Small Value Funds	****	335	*****	335	****	267	****	117
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	*****	984	****	848	****	456
Janus High-Yield Fund	High Yield Bond Funds	****	475	****	475	***	408	****	233
Janus Short-Term Bond Fund	Short-Term Bond Funds	*****	378	*****	378	*****	317	****	164
Janus Worldwide Fund	World Stock Funds	*	485	**	485	*	401	*	216
Janus Orion Fund	Mid-Cap Growth Funds	*****	835	*****	835	*****	687		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	****	184	***	184	****	167		N/A
Janus Global Technology Fund	Specialty-Technology Funds	****	246	****	246	****	221		N/A
INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1719	***	1719	****	1353		N/A
Janus Contrarian Fund	Large Blend Funds	*****	1719	****	1719	*****	1353		N/A
Janus Global Opportunities Fund	World Stock Funds	**	485	***	485	**	401		N/A
Janus Triton Fund	Small Growth Funds	*****	695	*****	695		N/A		N/A
Janus Global Research Fund	World Stock Funds	****	485	****	485		N/A		N/A
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		78.3%		65.2%		71.4%		60.0%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.   Year-to-date absolute performance for most funds is negative.   © 2008 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)     Closed to new investors.

(2)     Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Adviser Series (“JAD”) S Shares	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	*****	944	*****	944	*****	723	*****	427
Fundamental Equity Fund	Large Blend Funds	****	1719	**	1719	****	1353	****	667
Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	****	984	****	848	****	456
International Growth Fund	Foreign Large Growth Funds	*****	181	*****	181	*****	153	****	70
Forty Fund	Large Growth Funds	*****	1489	*****	1489	*****	1222	*****	590
Growth & Income Fund	Large Growth Funds	***	1489	*	1489	***	1222	****	590
International Growth Fund (1)	Foreign Large Growth Funds	*****	181	*****	181	*****	153	****	70
Large Cap Growth Fund	Large Growth Funds	***	1489	***	1489	***	1222	***	590
Mid Cap Growth Fund	Mid-Cap Growth Funds	****	835	*****	835	*****	687	**	334
Worldwide Fund	World Stock Funds	**	485	**	485	*	401	**	216
Mid Cap Value Fund	Mid-Cap Value Funds	*****	328	*****	328	*****	224		N/A
Risk-Managed Core Fund	Large Blend Funds	****	1719	***	1719	****	1353		N/A
Risk-Managed Growth Fund	Large Growth Funds	***	1489	***	1489	***	1222		N/A
Small Company Value Fund	Small Value Funds	***	335	***	335	***	267		N/A
Contrarian Fund	Large Blend Funds	****	1719	****	1719		N/A		N/A
Orion Fund	Mid-Cap Growth Funds	*****	835	*****	835		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds	*****	835	*****	835		N/A		N/A
High-Yield Fund	High Yield Bond Funds	****	475	****	475		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund (1)	Long-Short Funds		N/A		N/A		N/A		N/A
Risk-Managed Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		72.2%		61.1%		64.3%		70.0%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.  Year-to-date absolute performance for most funds is negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

Note:

(1)      Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	*****	944	*****	944	*****	723	*****	427
Flexible Bond Fund	Intermediate-Term Bond Funds	*****	984	*****	984	*****	848	****	456
Forty Fund	Large Growth Funds	*****	1489	****	1489	*****	1222	*****	590
Fundamental Equity Fund	Large Blend Funds	****	1719	**	1719	****	1353	****	667
Growth & Income Fund	Large Growth Funds	***	1489	**	1489	***	1222	****	590
International Growth Fund (1)	Foreign Large Growth Funds	*****	181	*****	181	*****	153	****	70
Worldwide Fund	World Stock Funds	**	485	***	485	*	401	**	216
Global Life Sciences Fund	Specialty-Health Funds	****	184	****	184	****	167		N/A
Global Technology Fund	Specialty-Technology Funds	****	246	****	246	****	221		N/A
Large Cap Growth Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Value Fund	Mid-Cap Value Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		77.8%		66.7%		77.8%		85.7%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.  Year-to-date absolute performance for most funds is negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

Note:

(1)      Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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